Exhibit 10.8

GPS Services Two Folsom Street San Franciso, CA 94105 www.gapinc.com

Dated as of April 1, 2008

FIRST ANNIVERSARY EXTENSION REQUEST AND FACILITY REDUCTION

HSBC Bank USA, National Association

452 Fifth Avenue, 5th Floor

New York, NY 10018

Attention: Jeremy Bollington

Ladies and Gentlemen:

We refer to the 3-Year Letter of Credit Agreement, dated as of May 6, 2005 (the “Agreement”), as amended May 18, 2007 (“Amendment No. 1”), between the undersigned and you.

Extension of Termination Date

Pursuant to Section 2.17 of the Agreement, the Company, by written notice, can request to extend the Termination Date set forth in the Agreement (May 18, 2010) by one year by providing notice at least 45 days but not more than 60 days prior to each of the first and second anniversaries of the date of Amendment No. 1.

The LC Issuer shall, not later than 30 days prior to such anniversary date, notify the Company in writing as to whether it will consent to such extension.

We hereby request extension of the termination date of the 3-Year Letter of Credit Agreement to May 18, 2011.

Reduction in Facility Amount

Further, pursuant to Section 2.09 of the Agreement, the Company hereby reduces the Facility Amount to $100,000,000.00, effective May 18, 2008.

Very truly yours, THE GAP, INC.

Acknowledged:	By	/s/ Jennifer Cho
Vice President and Treasurer
HSBC BANK USA, NATIONAL ASSOCIATION /s/ Thomas Foley
Name: Thomas Foley Title: Sr. Vice President